INTANGIBLE ASSETS	12 Months Ended
Mar. 31, 2024
Intangible assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

	Note	Development projects	Computer software, licenses and other	Technology	Customer relationships	Brands(i)	Total
Cost:
Balance, at March 31, 2022		$48,613	$68,244	$247,134	$335,642	$156,426	$856,059
Additions		18,060	6,132	—	—	—	24,192
Acquisition of subsidiaries	5	—	7,211	19,713	4,549	9,098	40,571
Disposals		(424)	(7,380)	—	—	—	(7,804)
Exchange and other adjustments		1,973	(18,518)	11,663	8,542	5,511	9,171
Balance, at March 31, 2023		$68,222	$55,689	$278,510	$348,733	$171,035	$922,189
Additions		18,135	11,493	—	—	—	29,628
Acquisition of subsidiaries	5	1,170	1,639	48,920	57,379	29,183	138,291
Disposals		(635)	(2,641)	—	—	—	(3,276)
Exchange and other adjustments		(6,525)	3,476	(12,174)	(60,794)	(390)	(76,407)
Balance, at March 31, 2024		$80,367	$69,656	$315,256	$345,318	$199,828	$1,010,425

		Development projects	Computer software, licenses and other	Technology	Customer relationships	Brands(i)	Total
Amortization:
Balance, at March 31, 2022		$(23,430)	$(47,130)	$(53,507)	$(158,028)	$(5,784)	$(287,879)
Amortization		(3,199)	(15,135)	(25,982)	(29,400)	(2,123)	(75,839)
Disposals		—	7,319	—	—	—	7,319
Exchange and other adjustments		(1,126)	20,068	(181)	3,699	4,960	27,420
Balance, at March 31, 2023		$(27,755)	$(34,878)	$(79,670)	$(183,729)	$(2,947)	$(328,979)
Amortization		(6,493)	(12,364)	(31,172)	(29,547)	(3,487)	(83,063)
Disposals		13	2,594	—	—	—	2,607
Exchange and other adjustments		190	6,563	11,478	60,303	23	78,557
Balance, at March 31, 2024		$(34,045)	$(38,085)	$(99,364)	$(152,973)	$(6,411)	$(330,878)
Net book value:
At March 31, 2024		$46,322	$31,571	$215,892	$192,345	$193,417	$679,547
At March 31, 2023		$40,467	$20,811	$198,840	$165,004	$168,088	$593,210
The Company has assessed a portion of its brand intangible assets to have a useful life of five years. The carrying amount of the intangible assets estimated to have an indefinite life as at March 31, 2024 was $183,432 (March 31, 2023 - $156,732).
Research and development costs that are not eligible for capitalization have been expensed and are recognized in cost of revenues.
The Company performed its annual impairment test of indefinite-lived intangible assets as at March 31, 2024. The recoverable amount of the related CGUs was estimated based on a value in use calculation using the present value of the future cash flows expected to be derived by the related subsidiaries. This approach requires management to estimate cash flows that include earnings from operations less capital expenditures.

In determining future cash flows, the budgeted results for the year ending March 31, 2025, as presented to and approved by the Board, were extrapolated for a five-year period, followed by a terminal calculation based on the fifth year forecasted amount. The estimated cash flows are based on historical data and past experience of operating within the marketplace. The average revenue growth rate used for the intangible asset impairment testing of indefinite-lived brands was 5% (March 31, 2023 - 5%). The terminal growth rate used in the impairment testing ranged from 3% to 5% (March 31, 2023 - 5%). The rates used to project cash flows are based on management’s expectations for the growth of the cash generating unit and do not exceed long-term average growth rates for the markets in which the cash generating units operate. Management used a pre-tax discount rate of 10% (March 31, 2023 - 15%) to determine the present value of future cash flows. As a result of the analysis, management did not identify an impairment of the indefinite lived intangible assets and any reasonable change in assumptions would not result in impairment.